Exhibit 99.1

Hancock Holding Company
Hancock Holding Company

Keefe, Bruyette & Woods

Keefe, Bruyette & Woods
2011 Community Bank Conference
2011 Community Bank Conference
August 2, 2011
August 2, 2011

Carl J. Chaney
President & CEO
Carl J. Chaney
President & CEO

Forward-Looking Statements
Forward-Looking Statements

During this presentation we may make forward-looking statements.
Forward-looking statements provide projections of results of operations or of financial condition or state other forward-looking information, such as expectations about future conditions and descriptions of plans and strategies for the future. Hancock’s ability to accurately project results or predict the effects of future plans or strategies is inherently limited.
We believe that the expectations reflected in the forward-looking statements are based on reasonable assumptions, but actual results and performance could differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ from those expressed in the Company's forward-looking statements include, but are not limited to, those outlined in Hancock's SEC filings, including the “Risk Factors” section of the Company’s form 10-K and 10-Q.
Hancock does not intend, and undertakes no obligation, to update or revise any forward-looking statements, and you are cautioned not to place undue reliance on such forward-looking statements.

Whitney Acquisition Complete
Whitney Acquisition Complete
• Closed June 4, 2011
• Purchase price $1.6B
 • $308 million paid to the U.S. Treasury for Whitney’s preferred stock and warrants
 • 40.8 million shares of Hancock common stock issued for Whitney’s outstanding common stock
• Added $11.7B in assets, $6.5B in loans and $9.2B in deposits
• Pre-tax restructuring charge approximately $125 million
• Confirmed credit mark
 • $463 million, or 6.7%, loan mark on Whitney’s loan portfolio
 • (Significant losses already taken by Whitney from 2008 through 1Q11)
• Outlook is very positive and exciting

The New Hancock
The New Hancock
Whitney Acquisition Solidifies Premier Gulf South
Financial Services Franchise
Strategic Rationale
✓ Leadership Position in the Gulf South
✓ Diversified Revenue Stream with Strong Earnings Momentum, Loyal Customer Base and Attractive Deposit Funding
✓ Employer of Choice, with Complimentary, Conservative Culture
✓ Commanding presence in attractive markets that we know
Attractive Returns
✓ Highly accretive upon realization of identified cost savings
✓ 1.20+ ROAs
✓ Potentially significant revenue synergies from Insurance, Cash Management, Trust, etc. are not factored in
✓ Stronger internal capital generation will enable strategic and capital management flexibility
Low Risk Transaction
✓ 100 years in the making
✓ Markets we know and understand
✓ Credit exposure “de-risked” through upfront purchase accounting mark
✓ Maintaining a very strong balance sheet - capital / liquidity
✓ Leadership in place and on the same page

TX
LA
MS
AL
FL
BIRMINGHAM
TUSCALOOSA
MONTGOMERY
JACKSON
HATTIESBURG
ALEXANDRIA
BATON ROUGE
MOBILE
NEW ORLEANS
PANAMA CITY
TALLAHASSEE
ORLANDO
LAKELAND
TAMPA
10
12
4

Diversified Footprint Across The Gulf
South
Diversified Footprint Across The Gulf
South
As of June 30, 2011
Hancock
Whitney

Leading Position In Key Markets;
Building A Presence In Other Attractive Markets
• 2-bank Holding Company
 – Hancock Bank
 – Whitney Bank
• 5-state footprint
• $20B in assets
• $11B in loans
• $16B in deposits
• ~300 branches
• ~400 ATMs
• ~5,000 employees

Michael M. Achary
CFO
Michael M. Achary
CFO

Purchase Accounting Items
• Impact of the acquisition is reflected in 2Q11 financial
 information from the acquisition date, or only 26 days
• Whitney’s balance sheet was “marked” to fair value at acquisition
• Whitney’s allowance for loan losses at acquisition date of $208 million was not carried forward and the loan portfolio was
 reduced, or “marked” $463 million
• Total nonaccrual loans and past due accruing loans do not include purchased credit impaired loans which were written down to fair value

2Q11 Financial Results
2Q11 Financial Results
* A reconciliation of net income to operating income and pre-tax, pre-provision income is included in the appendix.
** Noninterest expense as a percent of total revenue (TE) before amortization of purchased intangibles and securities transactions and merger expenses.
($s in millions)	2Q11	1Q11	2Q10
Operating Income*	$26.6	$16.4	$7.6
Operating E.P.S. (diluted)*	$.48	$.44	$.21
Return on Assets (operating)*	0.92%	0.81%	0.36%
Net Income	$12.1	$15.3	$6.5
Earnings Per Share (diluted)	$.22	$.41	$.17
Pre-Tax, Pre-Provision Income*	$49.5	$32.4	$35.8
Net Interest Margin	4.11%	3.97%	3.87%
Net Charge-offs	0.49%	0.57%	1.11%
Tangible Common Equity	8.09%	11.94%	9.32%
Noninterest income (excluding securities transactions) as a percent of revenue (TE)	31.43%	32.93%	33.23%
Efficiency Ratio**	65.62%	68.21%	65.64%

As of June 30, 2011

- $6.5B of loans (fair value) acquired from Whitney
- Approximately 40% of the loan mark will be accreted into interest income over the weighted average life of the portfolio (approximately 57 months)

Consumer
14%
Mortgage
13%
C&I
(includes
owner-
occupied)
45%
CRE
28%

Balanced Loan Portfolio
• Total loans of $11.2B at June 30, 2011
• $463 million (6.7%) loan discount (“mark”)
• Balanced Portfolio
 – C&I Exposure 45%
 – CRE Exposure 28%
 – Mortgage & Consumer Exposure 27%
• Positioned for rising rates

As of June 30, 2011

Time deposits 22%
Noninterest bearing 31%
Interest bearing public funds 10%
Interest bearing transaction 37%

Strong Core Deposit Funding

• Total deposits of $15.6B at June 30, 2011
• $9.2B of deposits acquired from Whitney
• Lower cost of funds for the combined
 company
• Impact from Whitney’s favorable deposit
 mix
 – Noninterest bearing demand deposits (DDA)
 comprised 31% of total period-end deposits
 compared to 18% at 3/31/11
• Approximately $3B in CDs maturing over
 the next 4 quarters
As of June 30, 2011

Improved Net Interest Margin
• 2Q11 net interest margin 4.11%
• Reflects a favorable shift in funding sources and a decline in funding costs, partly offset by a less than favorable shift in earning asset mix
• Approximately 6bps of the NIM was related to net accretion of purchase accounting adjustments (26 days)
 – $2.8 million related to the loan mark accretion
 – Balance related to amortization of securities and CD portfolio
• Accretion of the loan discount and amortization of the fair value adjustments on the securities and CD portfolios will continue to impact the NIM and net interest income in future quarters

As of June 30, 2011

Credit Quality Metrics Remain Solid
• Allowance for loan losses was $112.4 million at June 30, 2011, up $18 million from March 31, 2011
 • Increase related to an $18 million provision for FDIC covered loans offset by $17.1 million of FDIC loss share coverage
• Provision for loan losses was $9.1 million
 • $8.2 million for non-covered loans
 • $0.9 million for FDIC covered loans
• Net charge-offs totaled $8.2 million
• ALLL/loans was 1.95% (excluding the impact of the Whitney acquired loans and FDIC covered loans)
• Increase in nonperforming assets was related to the addition of Whitney’s
 ORE portfolio

As of June 30, 2011

Noninterest Income

• Noninterest income totaled $46.7 million in 2Q11
 – Whitney’s fee income totaled approximately $8.2 million (26 days)
 – Additional $3 million of interest accretion on the FDIC receivable from the
 Peoples First acquisition
 – Seasonal increase in insurance fees related to annual policy renewals
• Impact from new interchange rates related to the Durbin amendment could lower noninterest income by:
 – Approximately $2 - $3 million for the remainder of 2011
 – Approximately $15 - $18 million in 2012
• Cross-sell opportunities expected to generate additional fee income
As of June 30, 2011

Noninterest Expense
• Noninterest expense totaled $121.4 million in 2Q11
 – Merger-related expenses totaled $22.2 million
 – Hancock’s operating expenses totaled approximately $72 million
 – Whitney’s operating expenses totaled approximately $26 million (26 days)
 (normalized = $30 million/month)
 – Amortization of intangibles totaled $1.6 million
 ($1 million related to Whitney acquisition)
• Results included approximately $4 million in cost synergies
• Expect approximately $4.5 million per quarter in total amortization of intangibles

As of June 30, 2011

Illustrative Core Earnings Potential
Notes:
1. Based on 3.0% annual growth
2. As of 6/30/2011

■ Elimination of Whitney credit expenses
■ Approximately $3 billion of CDs repricing
 over the next 4 quarters (avg. cost 1.29%)
■ Investment of excess liquidity (25 bps)
 ($400 million invested at the end of 2Q11)
■ 72% loans/deposits at 6/30/11
■ Increase in interest rates
 (Asset sensitive balance sheet)
■ Revenue synergies
 (Insurance, Trust, Cards, Cash Management)
Potential Additional Earnings Levers
Earnings Potential
Assumed ROA*
($ millions)
1.20%
1.30%
Avg. Assets in 2013
(1)
$21.1B
$21.1B
Implied Net Income
$254
$275
Shares outstanding (millions)
(2)
84.7
84.7
Pro Forma EPS
$3.00
$3.25
* Includes only projected cost synergies

Carl J. Chaney
President & CEO
Carl J. Chaney
President & CEO

Integration Update
• Integration continues to progress as scheduled
• Professional consulting groups have been assisting with the integration
• Main systems conversion currently scheduled for 1Q12
• To-date merger costs have totaled $24 million
• Customer and employee retention is a priority
• No major customer relationship lost as a result of the merger

As of June 30, 2011

Expected Cost Savings On Track
✓ Remain confident we will meet total projected cost saves of
 $134 million
✓ Realized approximately $4 million in cost synergies from
 acquisition date through the end of second quarter 2011
✓ Timeline for synergies remains on track
 • Cost saves phased in (15% in 2011; 80% in 2012; 100% thereafter)

As of June 30, 2011

Hancock
Holding Company

Hancock
Holding Company

Whitney

Potential Cross-Sell Opportunities
Potential Cross-Sell Opportunities
✓ Hancock Insurance Agency /
 Private Banking
✓ Trust Services
 • Top 10 U.S. ranking
✓ Hancock Investment Services
 Accelerates product development
 Scaled opportunity
 Broaden C&I scope
 Louisiana based commercial
 cross sell

 Personal & corporate trust

 Mature sales process

✓ Treasury Services / cash management

✓ Merchant Services

✓ Banking business owners

■ Conservative approach to banking since 1899
 ― 50 years of continuous profitability
 ― Never missed or lowered our dividend
■ Our culture defines how we run our bank
 ― Commitment to strong capital
 ― Superior asset quality
 ― Superior liquidity / low loan to deposit ratio
 ― No exotic securities
 ― Did not take TARP
■ Experienced and stable management team
■ A safe harbor in times of distress
Honor & Integrity
Strength & Stability
Commitment
to Service
Teamwork
Personal
Responsibility
Proud History of Conservative Banking

Conservative Credit Culture Will Continue
▪ Hancock’s conservative credit culture was key during the most recent credit cycle
▪ That conservative credit culture will continue to exist post merger
▪ During 2010 Whitney established and implemented a culture and review process similar to Hancock’s
▪ Lenders and credit analysts trained
▪ Credit review took a leading role

Investment Highlights
■ Creates dominant Gulf South leader
■ History of effective capital management
■ Superior liquidity
■ Excellent asset quality and conservative culture
■ Management and leadership in place
■ Focused on integration
■ Enhanced earnings potential
■ Well positioned for future growth
■ Focused on shareholder value creation
10-Year Total Return (1)
10-Year Total Return (1)
Notes:
1. As of 6/30/2011
2. KRX index of 50 regional U.S. banks
3. BKX index of 24 large-cap U.S. banks
Large Cap
Peers (3)
Regional
Peers (2)
S&P 500
Index

171%
38%
31%
(2%)
(50)
0

Questions?
Questions?

Hancock Holding Company
Hancock Holding Company

Keefe, Bruyette & Woods

Keefe, Bruyette & Woods
2011 Community Bank Conference
2011 Community Bank Conference
August 2, 2011
August 2, 2011

Appendix
Appendix

Hancock Holding Company

Hancock Holding Company
Financial Highlights

(amounts in thousands)

(unaudited)

	Three Months Ended			Six Months Ended	
	6/30/2011	3/31/2011	6/30/2010	6/30/2011	6/30/2010
Income Statement					
Interest income	$115,477	$82,533	$89,741	$198,010	$182,119
Interest income (TE)	118,335	85,405	92,788	203,740	188,184
Interest expense	16,418	15,769	21,868	32,187	47,668
Net interest income (TE)	101,917	69,636	70,920	171,553	140,516
Provision for loan losses	9,144	8,822	24,517	17,966	38,343
Noninterest income excluding securities transactions	46,715	34,183	35,293	80,899	66,674
Securities transactions gains/(losses)	(36)	(51)	-	(87)	-
Noninterest expense	121,366	73,019	72,122	194,385	139,943
Income before income taxes	15,228	19,055	6,527	34,284	22,839
Income tax expense	3,140	3,727	27	6,868	2,505
Net income	$12,088	$15,328	$6,500	$27,416	$20,334
Merger-related expenses	22,219	1,588	1,718	23,808	3,167
Securities transactions gains/(losses)	(36)	(51)	-	(87)	-
Taxes on adjustments	7,789	574	621	8,364	1,146
Operating income (c)	$26,554	$16,393	$7,597	$42,947	$22,355
Difference between interest income and interest income (te)	$2,858	$2,872	$3,047	$5,730	$6,065
Provision for loan losses	9,144	8,822	24,517	17,966	38,343
Merger-related expenses	22,219	1,588	1,718	23,808	3,167
Securities transactions gains/(losses)	(36)	(51)	-	(87)	-
Income tax expense	3,140	3,727	27	6,868	2,505
Pre-tax, pre-provision profit (PTPP) (d)	$49,485	$32,388	$35,809	$81,875	$70,414

(c) Net income less tax-effected merger costs and securities gains/losses. Management believes that this is a useful financial measure because it enables

(d) Pre-tax pre-provision profit (PTPP) is total revenue (TE) less noninterest expense, merger items, and securities transactions. Management believes that PTPP profit is a useful financial measure because it enables investors and others to assess the Company's ability to generate capital to cover credit losses through a credit cycle.

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Non-GAAP Reconciliation
Non-GAAP Reconciliation

Investor Contacts
Investor Contacts
Carl J. Chaney - President & CEO
 carl_chaney@hancockbank.com
Michael M. Achary - EVP & CFO
 michael_achary@hancockbank.com
Trisha Voltz Carlson - SVP, Investor Relations
 trisha_carlson@hancockbank.com
Hancock Holding Company
P.O. Box 4019, Gulfport, MS 39502
Phone: 228.868.4000 or 1.800.522.6542
HancockBank.com
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